Exhibit 10.1

AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

This Amendment to Distribution Service Agreement is entered into effective as of May 1, 2010 by and between The Pantry, Inc. (“The Pantry”), and McLane Company, Inc. (“McLane”), and amends the Amended and Restated Distribution Service Agreement between them dated August 1, 2008 (the “Agreement”).

1.           Defined Terms.  Each capitalized term used in this amendment without definition has the meaning given to that term in the Agreement.

2.           Amendment of Agreement.  Effective as of the date first written above:

(a)           Exhibit A to the Agreement is amended by reducing the markups on UIN Categories 21879 (Fresh Bulk Fruits) and 21880 (Produce Prepackaged) from [***] to [***] and by adding the following new UIN Categories and corresponding markups:

Fresh Cut Vegetable	[***]
Fresh Cut Fruit	[***]
Package Salads	[***]

(b)           Exhibit B to the Agreement is deleted in its entirety and replaced by the Exhibit B attached hereto.

(c)           Exhibit C to the Agreement is amended by adding the clause “(All items other than cigarettes)” after the words, “Shipping Unit”.

3.           Miscellaneous.

(a)           This amendment is limited as specified and does not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by this amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

(b)           This amendment may be executed in counterparts, each of which is to be deemed an original, and all of which constitute one and the same instrument.

(c)           The laws of the state of North Carolina, other than its conflict of law rules, govern this amendment.

The parties have entered into this amendment as of the date first written above.

The Pantry, Inc. By: /s/ Terrance M. Marks Name: Terrance M. Marks Title: President and Chief Executive Officer Date: April 23, 2010	McLane Company, Inc. By: /s/Stuart Clark Name: Stuart Clark Title: Senior Vice President Sales and Marketing Date: April 27, 2010

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B
CIGARETTE PRICES

REBATES

1.           Standard Rebate Schedule. McLane shall pay the following per-carton rebates within [***] business days after the end of each Period.

STATE	BRANDED	GENERIC	VALUE	PRIVATE LABEL
Alabama	[***]	[***]	[***]	[***]
Florida	[***]	[***]	[***]	[***]
Georgia	[***]	[***]	[***]	[***]
Indiana	[***]			[***]
Kentucky	[***]	[***]	[***]	[***]
North Carolina	[***]	[***]	[***]	[***]
South Carolina	[***]	[***]	[***]	[***]
Tennessee	[***]	[***]	[***]	[***]
Virginia	[***]	[***]	[***]	[***]

n.1	[***] will be [***] on cigarette purchases in those states [***] in effect.

2.           [***] will be [***] on [***] of cigarettes [***] the following [***] that do not then-currently [***] to [***]:

1. [***] 2. [***] 3. [***] 4. [***] 5. [***] 6. [***]	7. [***] 8. [***] 9. [***] 10. [***] 11. [***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.